UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On February 23, 2017, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the fourth quarter and the year ended December 31, 2016. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes adjusted earnings per diluted share amounts for fourth quarter and full year 2016 that excludes restructuring and acquisition related costs in the fourth quarter, and excludes restructuring, acquisition related costs, non-cash asset impairment charges and a flood insurance settlement for full year 2016. Also included for purposes of period-to-period comparison are adjusted earnings per diluted share amounts for the fourth quarter and full year 2015 that exclude non-cash asset impairment charges, as well as facility shutdown, restructuring and acquisition-related costs. With respect to the Company’s 2017 full year earnings outlook, the Company uses an adjusted earnings per diluted share amount that excludes restructuring costs. These adjusted earnings per diluted share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per diluted share amounts are reconciled to earnings per share in a table at the end of the news release, except for the adjusted earnings per diluted share amount included in the 2017 full year outlook, which the Company is not able to reconcile because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 23, 2017, announcing the Company’s 2016 fourth quarter and annual results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.
Date: February 23, 2017
By:	/S/ KENNETH J. WEBSTER
Kenneth J. Webster Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated February 23, 2017, announcing the Company’s 2016 fourth quarter and annual results.

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